PAYOFF AGREEMENT

This **PAYOFF AGREEMENT** (the "Agreement"), dated as of June 3, 2020 (the "Agreement Date"), by and between **ETHEMA HEALTH CORPORATION**, a Colorado corporation (the "Company"), and **FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC**, a Delaware limited liability company (the "Investor") (together with the Company, the "Parties").

WHEREAS:

A. The Company issued a convertible promissory note in the principal amount of $200,000.00 on March 5, 2019 (the "Note") to the Investor.

NOW THEREFORE, the Company and the Investor hereby agree as follows:

1. The Company shall pay a total of $50,000.00 (the "Total Amount") by wire transfer to the Investor as follows: $25,000.00 by July 1, 2020 and $25,000.00 by August 1, 2020.

2. If the Company pays the Total Amount to the Investor as provided in Section 1 of this Agreement, then the Note shall be satisfied in its entirety.

3. Unless the Company fails to comply with the payment schedule in Section 1 of this Agreement, the Investor shall not effectuate a conversion under the Note.

4. If the Company fails to comply with the payment schedule in Section 1 of this Agreement, then the Investor shall be entitled to all its rights under the Note.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized representatives as of the Agreement Date.

ETHEMA HEALTH CORPORATION

By:______________________________
Name: SHAWN LEON
Title: CHIEF EXECUTIVE OFFICER

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

By: FirstFire Capital Management LLC, its manager

By:__________________
ELI FIREMAN

Certificate Of Completion

Envelope Id: 86E3B97F75224063B0CB4473CAE2FBE5		Status: Completed
Subject: Image.pdf		
Source Envelope:		
Document Pages: 1	Signatures: 1	Envelope Originator:
Certificate Pages: 1	Initials: 0	Eli Fireman
AutoNav: Enabled		eli@firstfirecap.com
EnvelopeId Stamping: Disabled		IP Address: 64.207.219.7
Time Zone: (UTC-08:00) Pacific Time (US & Canada)		

Record Tracking

Status: Original 6/5/2020 1:17:44 PM	Holder: Eli Fireman eli@firstfirecap.com	Location: DocuSign

Signer Events	Signature	Timestamp
Eli Fireman eli@firstfirecap.com Managing Member FirstFire Global Opportunities Fund, LLC Security Level: Email, Account Authentication (None)	 Signature Adoption: Uploaded Signature Image Using IP Address: 173.70.46.164	Sent: 6/5/2020 1:17:44 PM Viewed: 6/5/2020 1:17:52 PM Signed: 6/5/2020 1:18:01 PM Freeform Signing

Electronic Record and Signature Disclosure:
Not Offered via DocuSign

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Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	6/5/2020 1:17:44 PM
Certified Delivered	Security Checked	6/5/2020 1:17:52 PM
Signing Complete	Security Checked	6/5/2020 1:18:01 PM
Completed	Security Checked	6/5/2020 1:18:01 PM

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